EXHIBIT 24.2

                                POWER OF ATTORNEY
                          (Deferred Compensation Plan)

         The undersigned, an officer and/or director of RadiSys Corporation, does hereby constitute and appoint Julia A. Harper and Ronald A. Dilbeck, and each of them, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute in his name (whether on behalf of RadiSys Corporation or as an officer or director of said company, or otherwise) any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable RadiSys Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of RadiSys Corporation issuable pursuant to its Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of RadiSys Corporation or as an officer or director of said company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may do or cause to be done by virtue hereof.

DATED: July 16, 2002

                                            /s/CARL W. NEUN
                                            ------------------------------------
                                            Carl W. Neun

                                POWER OF ATTORNEY
                          (Deferred Compensation Plan)

         The undersigned, an officer and/or director of RadiSys Corporation, does hereby constitute and appoint Julia A. Harper and Ronald A. Dilbeck, and each of them, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute in his name (whether on behalf of RadiSys Corporation or as an officer or director of said company, or otherwise) any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable RadiSys Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of RadiSys Corporation issuable pursuant to its Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of RadiSys Corporation or as an officer or director of said company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may do or cause to be done by virtue hereof.

DATED: July 16, 2002

                                            /s/JAMES F. DALTON
                                            ------------------------------------
                                            James F. Dalton

                                POWER OF ATTORNEY
                          (Deferred Compensation Plan)

         The undersigned, an officer and/or director of RadiSys Corporation, does hereby constitute and appoint Julia A. Harper and Ronald A. Dilbeck, and each of them, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute in his name (whether on behalf of RadiSys Corporation or as an officer or director of said company, or otherwise) any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable RadiSys Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of RadiSys Corporation issuable pursuant to its Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of RadiSys Corporation or as an officer or director of said company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may do or cause to be done by virtue hereof.

DATED: July 16, 2002

                                            /s/RICHARD J. FAUBERT
                                            ------------------------------------
                                            Richard J. Faubert

                                POWER OF ATTORNEY
                          (Deferred Compensation Plan)

         The undersigned, an officer and/or director of RadiSys Corporation, does hereby constitute and appoint Julia A. Harper and Ronald A. Dilbeck, and each of them, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute in his name (whether on behalf of RadiSys Corporation or as an officer or director of said company, or otherwise) any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable RadiSys Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of RadiSys Corporation issuable pursuant to its Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of RadiSys Corporation or as an officer or director of said company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may do or cause to be done by virtue hereof.

DATED: July 16, 2002

                                            /s/C. SCOTT GIBSON
                                            ------------------------------------
                                            C. Scott Gibson

                                POWER OF ATTORNEY
                          (Deferred Compensation Plan)

         The undersigned, an officer and/or director of RadiSys Corporation, does hereby constitute and appoint Julia A. Harper and Ronald A. Dilbeck, and each of them, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute in his name (whether on behalf of RadiSys Corporation or as an officer or director of said company, or otherwise) any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable RadiSys Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of RadiSys Corporation issuable pursuant to its Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of RadiSys Corporation or as an officer or director of said company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may do or cause to be done by virtue hereof.

DATED: July 16, 2002

                                            /s/JEAN-CLAUDE PETERSCHMITT
                                            ------------------------------------
                                            Jean-Claude Peterschmitt

                                POWER OF ATTORNEY
                          (Deferred Compensation Plan)

         The undersigned, an officer and/or director of RadiSys Corporation, does hereby constitute and appoint Julia A. Harper and Ronald A. Dilbeck, and each of them, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute in his name (whether on behalf of RadiSys Corporation or as an officer or director of said company, or otherwise) any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable RadiSys Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of RadiSys Corporation issuable pursuant to its Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of RadiSys Corporation or as an officer or director of said company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may do or cause to be done by virtue hereof.

DATED: July 16, 2002

                                            /s/JEAN-PIERRE D. PATKAY
                                            ------------------------------------
                                            Jean-Pierre D. Patkay